EARNINGS PER COMMON SHARE	6 Months Ended
Jun. 30, 2017
EARNINGS PER COMMON SHARE
EARNINGS PER COMMON SHARE

4.   EARNINGS PER COMMON SHARE

BASIC

Earnings per common share is calculated by dividing earnings attributable to common shareholders by the weighted average number of common shares outstanding. The weighted average number of common shares outstanding has been reduced by the Company’s pro-rata weighted average interest in its own common shares of 13 million (2016 - 13 million) for the three and six months ended June 30, 2017, resulting from the Company’s reciprocal investment in Noverco Inc.

DILUTED

The treasury stock method is used to determine the dilutive impact of stock options. This method assumes any proceeds from the exercise of stock options would be used to purchase common shares at the average market price during the period.

Weighted average common shares outstanding used to calculate basic and diluted earnings per common share are as follows:

	Three months ended		Six months ended
	June 30,		June 30,
	2017	2016	2017	2016
(number of common shares in millions)
Weighted average common shares outstanding	1,628	917	1,404	897
Effect of dilutive options	8	8	9	7

Diluted weighted average common shares outstanding	1,636	925	1,413	904

For the three and six months ended June 30, 2017, 13,416,763 and 13,480,978 anti-dilutive stock options (2016 - 7,802,601 and 13,976,687) with a weighted average exercise price of $57.98 and $57.84 (2016 - $55.77 and $51.34) were excluded from the diluted earnings per common share calculation.